UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 17, 2008
VAXGEN, INC.
(Exact name of Registrant as Specified in its Charter)

DELAWARE (State or other jurisdiction of organization)	0-26483 (Commission File Number)	94-3236309 (I.R.S. Employer incorporation or Identification Number)
349 OYSTER POINT BOULEVARD, SOUTH SAN FRANCISCO, CALIFORNIA 94080
(Address of Principal Executive Offices)
Registrant’s Telephone Number, Including Area Code: (650) 624-1000
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.	Regulation FD Disclosure.
The attached materials were presented by VaxGen, Inc. (the “Company”) to the stockholders in attendance at the Company’s Annual Meeting of Stockholders held on December 17, 2008.
The information in this Item 7.01 of Form 8-K is “furnished” and not “filed” for the purposes of Section 18 of the Exchange Act or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act of 1934, except as expressly set forth by specific reference in such filing.

Item 9.01.	Financial Statements and Exhibits.

Exhibit
Number	Description

99.1	2008 Annual Meeting of Stockholders Presentation

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VaxGen, Inc. (Registrant)
Dated: December 17, 2008	By:	/s/ James P. Panek
James P. Panek
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit
Number	Description

99.1	2008 Annual Meeting of Stockholders Presentation